UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012 (November 20, 2012)

Brooks Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 262-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee (the “Audit Committee”) of the Board of Directors of Brooks Automation, Inc. (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year beginning October 1, 2012. The Audit Committee invited four national accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2012. As a result of this process, effective November 20, 2012, the Audit Committee approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year.

Also effective November 20, 2012, the Audit Committee informed PWC that it will be dismissed as the Company’s independent registered public accounting firm no later than the date of the filing of the Company’s Form 10-K for the 2012 fiscal year, which was November 21, 2012.

During the fiscal years ended September 30, 2011 and 2012 and the subsequent interim period through November 21, 2012, the Company had (i) no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to PWC’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

PWC’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2011 and 2012 and the subsequent interim period through November 21, 2012, neither the Company nor anyone on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided PWC a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that PWC furnish the Company with a letter addressed to the SEC stating whether or not PWC agrees with the above statements. A copy of such letter, dated November 27, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of PricewaterhouseCoopers LLP dated November 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

Date: November 27, 2012	/s/ Jason W. Joseph
Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP dated November 27, 2012

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